Exhibit 99.1
                                                                 ------------

                                 Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Synaptic Pharmaceutical Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2002                          /s/ Errol B. De Souza
                                           -----------------------------------
                                           Name: Errol B. De Souza
                                           Title: President and
                                                   Chief Executive Officer

November 14, 2002                          /s/ Edmund M. Caviasco
                                           -----------------------------------
                                           Name: Edmund M. Caviasco
                                           Title: Controller and
                                                   Principal Accounting Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code).